UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): August 27, 2007


                           COMMUNITY BANKSHARES, INC.

Incorporated under the   Commission File No. 000-22054       I.R.S. Employer
laws of South Carolina                                       Identification No.
                                                                 57-0966962

                               102 Founders Court

                        Orangeburg, South Carolina 29118

                             Telephone: 803-535-1060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws,  Change in Fiscal
          Year

At a meeting held August 27, 2007, the Company's Board of Directors adopted amendments to Sections 1 and 3 of Article VII of the Company's Bylaws to permit the Company to issue uncertificated securities, as set forth in Rule 778 of the American Stock Exchange Rules and Section 135 of the American Stock Exchange Company Guide, in order to be eligible to participate in the direct registration system. The Bylaws, as amended, are included with this report as Exhibit 3.2.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibit No.          Description

3.2                  Registrant's Bylaws, as amended





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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          COMMUNITY BANKSHARES, INC.
                                          (Registrant)



Date:  August 28, 2007                     s/William W. Traynham
                                           -------------------------------------
                                           William W. Traynham
                                           President and Chief Financial Officer




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                                  EXHIBIT INDEX

                       3.2 Registrant's Bylaws, as amended